Exhibit 99.1

CHARLES & COLVARD REPORTS FIRST QUARTER
FISCAL YEAR 2022 FINANCIAL RESULTS

●   $10.3 Million in Net Sales and $949,000 in Income from Operations

●   $827,000 in Net Income or $0.03 Earnings Per Diluted Share

●   Strong Gross Margin of 51%

●   Experienced Double-Digit Year-over-Year Net Sales Growth in Both Online and Traditional Channel Segments

●   Total Cash of $19.2 Million as of September 30, 2021

●   Conference Call with Accompanying Slide Presentation Scheduled Today at 4:30 PM ET

FOR IMMEDIATE RELEASE

RESEARCH TRIANGLE PARK, N.C. – November 4, 2021 – Charles & Colvard, Ltd. (Nasdaq: CTHR) (the “Company”), a globally recognized fine jewelry company specializing in lab created gemstones, reported financial results for the quarter ended September 30, 2021 (“First Quarter Fiscal 2022”), with net sales of $10.3 million and net income of $827,000, or $0.03 earnings per diluted share.

Online Channels net sales were $5.4 million, which was a 20% increase over the year-ago quarter. Traditional net sales were $4.9 million, which was a 42% increase over the year-ago quarter. Finished jewelry net sales for the quarter were $5.7 million, which was an increase of 31% to the year-ago quarter, and loose jewels net sales were $4.6 million, for a 28% increase over the year-ago quarter.

“The beginning of our new fiscal year proved to be pivotal in paving the way for new opportunities and continued growth heading into the holiday season,” said Don O’Connell, President and CEO of Charles & Colvard. “For the first time since the beginning of the COVID-19 pandemic, we were able to attend JCK Las Vegas in person, which is one of the jewelry industry’s largest trade shows. We amplified our presence at the show by showcasing the brand’s updated look-and-feel with our largest booth at this trade show to date, and by focusing on our Forever OneTM moissanite product brand. This trade show gives us the opportunity to meet with key vendors and other strategic partners that are instrumental in future product development and new wholesale opportunities.”

“We also expanded our digital marketing strategy to include additional Caydia® lab grown diamond awareness campaigns as we continue to expand our assortment and offerings to match what our customers are seeking. We believe capturing broader market share within the lab grown space ahead of the holiday season is critical to being considered a premier destination for gifting, bridal and fashion fine jewelry.”

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“Additionally, during our first fiscal quarter, we began the build-out of our Charles & Colvard Signature Showroom within our corporate headquarters. We believe that this type of curated retail environment aligns with our omnichannel approach to be everywhere the consumer transacts. The Signature Showroom allows us the opportunity to deepen relationships with our customers through a hands-on, immersive experience of both our Forever OneTM moissanite and Caydia® lab grown diamond product brands,” concluded Mr. O’Connell.

Recent Corporate Highlights

●	Participated in a successful JCK show, one of the jewelry industry’s leading annual events, with a renewed focus on expanding overall brand awareness and positioning Forever OneTM as the pinnacle moissanite product available in the market;
●	Broke ground on the Company’s first Charles & Colvard Signature Showroom retail location;
●	Recycled precious metals utilization of 99% for fiscal year 2021;
●	Formed strategic banking relationship with JPMorgan Chase, N.A., providing a foundation for the Company to achieve its financial objectives and a basis to expand its financial capabilities going forward;
●	Executed successful July 4th, Labor Day and Secret Sale campaigns, contributing to increased sales over the prior-year period;
●	President & CEO, Don O’Connell interviewed by Jeff Kone from The Wall Street Resource podcast; and
●	Participated in the Lytham Partners Fall 2021 Investor Conference.

Financial Summary for First Quarter Fiscal 2022
(Quarter Ended September 30, 2021 Compared to Quarter Ended September 30, 2020)

●	Net sales increased 30%, to $10.3 million for the quarter, compared with $7.9 million in the year-ago quarter.
●	In the Online Channels segment, which consists of e-commerce outlets including charlesandcolvard.com, moissaniteoutlet.com, third-party online marketplaces, drop-ship retail and other pure-play, exclusively e-commerce outlets, net sales increased 20% year over year, to $5.4 million, representing 52% of total net sales for the quarter, compared to $4.5 million, or 56% of total net sales in the year-ago quarter.
●	In the Traditional segment, which consists of wholesale and retail customers, net sales increased 42% year over year, to $4.9 million, representing 48% of total net sales for the quarter, compared to $3.5 million, or 44% of total net sales, in the year-ago quarter.
●	Finished jewelry net sales increased 31% to $5.7 million for the quarter, compared to $4.3 million in the year-ago quarter.
●	Loose jewel net sales increased 28% to $4.6 million for the quarter, compared to $3.6 million in the year-ago quarter.
●	Operating expenses increased 51% to $4.3 million for the quarter, compared to $2.9 million in the year-ago quarter, primarily due to increased investment in marketing strategies in preparation for the upcoming holiday season.
●	Income tax expense increased to $123,000 for the quarter, compared to $500 in the year-ago quarter.
●	Net income was $827,000, or $0.03 earnings per diluted share for the quarter, compared to net income of $874,000, or $0.03 earnings per diluted share, in the year-ago quarter.
●	Weighted average shares outstanding on a diluted basis were 31.1 million for the quarter, compared to 28.8 million in the year-ago quarter. The increase in our weighted average shares outstanding was driven by an increase in option exercises and restricted stock that vested during the period.

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Financial Position

Cash, cash equivalents and restricted cash totaled $19.2 million as of September 30, 2021, representing a decrease of $2.2 million from $21.4 million as of June 30, 2021 and a $5.3 million increase from the year ago quarter. Total inventory increased to $31.6 million as of September 30, 2021, compared to $29.2 million as of June 30, 2021. The Company had no debt outstanding as of September 30, 2021.

Investor Conference Call

Charles & Colvard will host an investor conference call and webcast presentation to discuss its financial results for the quarter ended September 30, 2021 at 4:30 p.m. ET on Thursday, November 4, 2021. The investor conference call and accompanying presentation slides will be webcast live and can be accessed in the Investor Relations section of the Company's website at https://ir.charlesandcolvard.com/events.

To participate via telephone, callers should dial 844-875-6912 (U.S. toll-free) or 412-317-6708 (international) and ask to be connected to the “Charles & Colvard, Ltd. Conference Call” a few minutes before 4:30 p.m. ET on Thursday, November 4, 2021.

A replay of this conference call will be available until November 11, 2021 at 877-344-7529 (U.S. toll-free) or 412-317-0088 (international). The replay conference ID is 10161521. The call will also be available for replay in the Investor Relations section of the Company’s website at https://ir.charlesandcolvard.com/events.

About Charles & Colvard, Ltd.

Charles & Colvard, Ltd. (Nasdaq: CTHR) believes fine jewelry can be accessible, beautiful and conscientious. Charles & Colvard is the original pioneer of lab-created moissanite, a rare gemstone formed from silicon carbide. The Company brings revolutionary gemstones and jewelry to market through its pinnacle Forever OneTM moissanite brand and its premium Caydia® lab grown diamond brand. Consumers seek Charles & Colvard fashion, bridal and fine jewelry because of its exceptional quality, incredible value and shared beliefs in environmental and social responsibility. Charles & Colvard was founded in 1995 and is based in North Carolina's Research Triangle Park. For more information, please visit www.charlesandcolvard.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future and projections relating to our products, sales, revenues, and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations, and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “continue,” and similar words, although some forward-looking statements are expressed differently.

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All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, our actual results may differ materially from those projected, stated, or implied in these forward-looking statements as a result of many factors including, but not limited to, (1) our business, financial condition and results of operations could continue to be adversely affected by an ongoing COVID-19 pandemic and related global economic conditions; (2) our future financial performance depends upon increased consumer acceptance, growth of sales of our products, and operational execution of our strategic initiatives; (3) our business and our results of operations could be materially adversely affected as a result of general economic and market conditions; (4) we face intense competition in the worldwide gemstone and jewelry industry; (5) a failure of our information technology infrastructure or a failure to protect confidential information of our customers and our network against security breaches could adversely impact our business and operations; (6) we are subject to certain risks due to our international operations, distribution channels and vendors; (7) our business and our results of operations could be materially adversely affected as a result of our inability to fulfill orders on a timely basis; (8) we are currently dependent on a limited number of distributor and retail partners in our Traditional segment for the sale of our products; (9) we may experience quality control challenges from time to time that can result in lost revenue and harm to our brands and reputation; (10) seasonality of our business may adversely affect our net sales and operating income; (11) our operations could be disrupted by natural disasters; (12) sales of moissanite and lab grown diamond jewelry could be dependent upon the pricing of precious metals, which is beyond our control; (13) our current customers may potentially perceive us as a competitor in the finished jewelry business; (14) we depend on a single supplier for substantially all of our silicon carbide, or SiC, crystals, the raw materials we use to produce moissanite jewels; if our supply of high-quality SiC crystals is interrupted, our business may be materially harmed; (15) if the e-commerce opportunity changes dramatically or if e-commerce technology or providers change their models, our results of operations may be adversely affected; (16) governmental regulation and oversight might adversely impact our operations; (17) the execution of our business plans could significantly impact our liquidity; (18) the financial difficulties or insolvency of one or more of our major customers or their lack of willingness and ability to market our products could adversely affect results; (19) negative or inaccurate information on social media could adversely impact our brand and reputation; (20) we rely on assumptions, estimates, and data to calculate certain of our key metrics and real or perceived inaccuracies in such metrics may harm our reputation and negatively affect our business; (21) we may not be able to adequately protect our intellectual property, which could harm the value of our products and brands and adversely affect our business; (22) if we fail to evaluate, implement, and integrate strategic acquisition or disposition opportunities successfully, our business may suffer; (23) our loan, pursuant to the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security Act, as administered by the U.S. Small Business Administration, or the SBA, was forgiven in full and may be subject to review for compliance with applicable SBA requirements for six years from the date the loan was forgiven; (24) some anti-takeover provisions of our charter documents may delay or prevent a takeover of our company; and (25) our failure to maintain compliance with The Nasdaq Stock Market’s continued listing requirements could result in the delisting of our common stock, in addition to the other risks and uncertainties described in more detail in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended June 30, 2021 and subsequent reports filed with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the Securities and Exchange Commission, or SEC, that discuss other factors relevant to our business.

Contacts:

Clint J. Pete, Chief Financial Officer, 919-468-0399, ir@charlesandcolvard.com

- Financial Tables Follow -

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CHARLES & COLVARD, LTD.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended September 30,
	2021	2020
Net sales	$10,280,311	$7,926,293
Costs and expenses:
Cost of goods sold	5,016,550	4,196,055
Sales and marketing	2,730,153	1,647,933
General and administrative	1,584,275	1,208,035
Total costs and expenses	9,330,978	7,052,023
Income from operations	949,333	874,270
Other income (expense):
Interest income	355	3,459
Interest expense	-	(2,439)
Loss on foreign currency exchange	(34)	(530)
Total other income (expense), net	321	490
Income before income taxes	949,654	874,760
Income tax expense	(122,629)	(494)
Net Income	$827,025	$874,266

Net income per common share:
Basic	$0.03	$0.03
Diluted	$0.03	$0.03

Weighted average number of shares used in computing net income per common share:
Basic	29,971,178	28,786,910
Diluted	31,097,540	28,839,897

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CHARLES & COLVARD, LTD.

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2021 (unaudited)	June 30, 2021
ASSETS
Current assets:
Cash and cash equivalents	$14,116,632	$21,302,317
Restricted cash	5,050,000	144,634
Accounts receivable, net	2,671,701	1,662,074
Inventory, net	12,043,187	11,450,141
Note receivable	250,000	250,000
Prepaid expenses and other assets	1,427,801	952,065
Total current assets	35,559,321	35,761,231
Long-term assets:
Inventory, net	19,571,239	17,722,579
Property and equipment, net	1,151,725	875,897
Intangible assets, net	207,739	209,658
Operating lease right-of-use assets	3,779,395	3,952,146
Deferred income taxes, net	6,228,672	6,350,830
Other assets	49,658	49,658
Total long-term assets	30,988,428	29,160,768
TOTAL ASSETS	$66,547,749	$64,921,999

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,752,907	$2,774,373
Operating lease liabilities	612,988	566,083
Accrued expenses and other liabilities	1,700,577	2,281,807
Total current liabilities	6,066,472	5,622,263
Long-term liabilities:
Noncurrent operating lease liabilities	3,418,110	3,600,842
Accrued income taxes	10,349	9,878
Total long-term liabilities	3,428,459	3,610,720
Total liabilities	9,494,931	9,232,983
Commitments and contingencies
Shareholders’ equity:
Common stock, no par value; 50,000,000 shares authorized; 30,339,457 and 29,913,095 shares issued and outstanding at September 30, 2021 and June 30, 2021, respectively	56,454,221	56,057,109
Additional paid-in capital	25,748,258	25,608,593
Accumulated deficit	(25,149,661)	(25,976,686)
Total shareholders’ equity	57,052,818	55,689,016
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$66,547,749	$64,921,999

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CHARLES & COLVARD, LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended September 30,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$827,025	$874,266
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	124,212	132,456
Stock-based compensation	279,407	107,355
Provision for uncollectible accounts	32,000	32,514
Provision for sales returns	27,000	96,000
Inventory write-off	232,000	80,000
Provision for accounts receivable discounts	16,419	1,688
Deferred income taxes	122,158	-
Changes in operating assets and liabilities:
Accounts receivable	(1,085,046)	(1,084,999)
Inventory	(2,673,706)	829,199
Prepaid expenses and other assets, net	(302,985)	27,920
Accounts payable	978,534	(1,165,697)
Accrued income taxes	471	494
Accrued expenses and other liabilities	(717,057)	(573,120)
Net cash used in operating activities	(2,139,568)	(641,924)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(398,121)	(101,459)
Payments for intangible assets	-	(12,142)
Net cash used in investing activities	(398,121)	(113,601)

CASH FLOWS FROM FINANCING ACTIVITIES:
Stock option exercises	257,370	-
Net cash provided by financing activities	257,370	-

NET DECREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(2,280,319)	(755,525)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, BEGINNING OF PERIOD	21,446,951	14,617,234
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, END OF PERIOD	$19,166,632	$13,861,709

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$-	$2,439
Cash paid during the period for income taxes	$-	$3,350

Reconciliation to Condensed Consolidated Balance Sheets:	September 30, 2021	June 30, 2021
Cash and cash equivalents	$14,116,632	$21,302,317
Restricted cash	5,050,000	144,634
CASH, CASH EQUIVALENTS AND RESTRICTED CASH	$19,166,632	$21,446,951

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